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                                                                    Exhibit 21.1


                           SUBSIDIARIES OF REGISTRANT


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                                                STATE OR OTHER JURISDICTION OF
EXACT NAME OF SUBSIDIARY                        INCORPORATION OR ORGANIZATION
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Addington Mining, Inc.                          Kentucky
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Tennessee Mining, Inc.                          Kentucky
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Ikerd-Bandy Co., Inc.                           Kentucky
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Bowie Resources, Limited                        Colorado
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Mining Technologies, Inc.                       Kentucky
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Leslie Resources, Inc.                          Kentucky
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Leslie Resources Management, Inc.               Kentucky
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Pro-Land, Inc. d/b/a Kem Coal Company           Kentucky
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Aceco, Inc.                                     Kentucky
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Mountain-Clay, Inc. d/b/a Mountain Clay,        Kentucky
Inc.
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Highland Coal, Inc.                             Kentucky
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River Coal Company, Inc.                        Kentucky
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